Annual Report

May 31, 1998

INVESCO
SMALL COMPANY
GROWTH FUND

You should know what INVESCO knows (TM).

INVESCO FUNDS

MarketOverview                                                        June 1998
     The market's strength continues to surprise even the most bullish pundits. Since the economic recession in 1990, equity prices in the U.S. have advanced with limited interruptions. From a historical perspective, this is the greatest bull market of all time. Exemplifying the underlying strength of this market, the Dow Jones Industrial Average2 (an unmanaged index composed of 30 domestic large-capitalization stocks) reached these historic milestones on the following dates:
      o 1000 on November 14, 1972
      o 2000 on January 8, 1987
      o 3000 on April 17, 1991
      o 4000 on February  23, 1995
      o 5000 on November  21, 1995
      o 6000 on October 14, 1996
      o 7000 on February  13, 1997
      o 8000 on July 16, 1997
      o 9000 on April 6, 1998
      Notice that it took the Dow approximately 15 years to double from 1000 to 2000, eight years to double from 2000 to 4000, and a little over two years to double from 4000 to 8000. The phenomenal bull market of the 1990s has created more financial wealth than at any other time in history. Nonetheless, equity markets do go up and down, and it is highly unusual for stocks to consistently produce returns of 20% to 30% annually. Instead, history has shown that stock indexes average between 10% to 12% over longer time periods, and investors may need to adjust their expectations accordingly.
      Equity markets produced astonishingly strong returns in the last six months, although day-to-day volatility was extreme. Since the Asian financial crisis led to a correction in the fall of 1997, many domestic indexes have advanced by more than 20%. Although the crisis increased negative sentiment about the future direction of the economy and the market, it has done little to affect either so far. Domestic economic growth continues to exceed its historical average of 2% to 3%, yet we see no signs of inflation on the horizon -- an oxymoron in economic textbooks. (Historically, strong economic growth increases the demand for labor, which leads to increased wages and eventually inflation.) In fact, both consumer and producer prices remain stable and in many cases are declining.

                               Small Company Growth Fund
                            Average Annualized Total Return
                                   as of 5/31/98 (1)

                            1 year                   22.65%
                            -------------------------------
                            5 years                  16.54%
                            -------------------------------
                            Since inception (12/91)  17.39%
                            -------------------------------

Graph:
      This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 5/31/98.

     Understandably, consumer confidence is at its highest level in more than 27 years. Real wages are increasing and intense global competition is decreasing retail prices for many consumer goods. Plus, the chronic budget deficit, which has plagued the government for the last 18 years, might become a surplus in 1998 -- thus improving the chances for a tax cut for many Americans.
     At present, the economy is in what some call a "sweet spot," as benign inflation, strong economic growth, and low unemployment have increased consumers' confidence and willingness to spend money. The key to maintaining this environment will be continued gains in worker productivity and low interest rates. A decrease in productivity may lead to a slowdown in corporate earnings, which has been one of the underlying fundamentals of the bull market. In addition, a significant increase in interest rates could slow the rate of growth in the economy, and most likely reduce the price-to-earnings multiple that investors are willing to pay for equity securities. Meanwhile, the technical underpinnings needed to support a buoyant equity market, namely a strong and healthy economy, remain intact.
     The line graph above illustrates the value of a $10,000 investment in INVESCO Small Company Growth Fund, plus reinvested dividends and capital gain distributions, from inception through 5/31/98. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(1)(2)

INVESCO Small Company
Growth Fund

      For the one-year period ended 5/31/98, INVESCO Small Company Growth Fund had a total return of 22.65%. During the same period, the Russell 2000 had a total return of 21.24%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Strategic Summary

      Although fund returns were strong by historical measures during the last year, we continue to witness the underperformance of small-capitalization stocks compared to large-cap issues -- maintaining a trend established three and half years ago. This situation may persist until investors become less infatuated with liquidity, and focus more on stocks that are inexpensive relative to their growth rates. When this happens, we may enter a prolonged period of time in which small-cap stocks significantly outperform large-caps.
      During the last year, we have focused on the fastest-growing companies in the small-cap market. Our growth strategy has skewed the portfolio towards consumer cyclical, finance, health care, and technology companies. We have avoided firms that derive a significant portion of their revenue from Asian/Pacific Rim economies. Some of the strongest returns for the fund were produced by stocks from retailers and outsourcing vendors.
      Retailers continue to benefit from strength in the domestic economy and increasing real wages for consumers. Stage Stores remains one of our favorite investments in this industry. A retail merchandiser, Stage Stores specializes in smaller markets. This firm is experiencing accelerating revenues and earnings and is well-positioned among its competitors.
      The fund also benefited from its exposure to outsourcing vendors over the last 12 months, an area which will continue to be a dominant theme in the portfolio. As firms focus on becoming more efficient and profitable, outsourcing non-critical operations to outside vendors has increased in popularity. Two particularly attractive companies in this industry are NCO Group and Profit Recovery Group International.
      NCO Group specializes in accounts receivable management and related services for various industries, including financial services, retail and commercial, health care, and telecommunications. The firm is growing its revenues in excess of 25% per year, and is active in both acquisitions and growing its client base. And Profit Recovery Group International has created a unique niche in the marketplace by specializing in recovery auditory services to large retailers, wholesale distributors, health care providers, government agencies and others -- Wal-Mart stores is one of its largest customers. Profit Recovery Group International is experiencing strong growth both domestically and internationally, and is enjoying improving margins.

Looking Forward

      The underlying fundamentals for small-cap stocks remain positive, with many stocks selling at low valuation levels compared to their long-term growth prospects. Investors should remember that patience is essential when investing in small-caps, as they may go through extended periods of underperformance before they outperform large-cap stocks.

Graph:
      This graph reflects the diversification of the Small Company Growth Fund by value of total net assets in basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, finance, health care, technology, transportation and cash & cash equivalents as of May 31, 1997, November 30, 1997 and May 31, 1998.

Fund Management

      Stacie L. Cowell was named lead manager of the fund as of June 1, 1998, after serving as co-manager since 1997. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Timothy J. Miller and Trent E. May.
      Tim, a senior vice president, heads up INVESCO's growth investment team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
      Trent, a vice president, received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks. The Dow Jones Industrial Average is an unmanaged index which reflects performance of large-capitalization stocks.

INVESCO Emerging Opportunity Funds, Inc. --
Small Company Growth Fund
Ten Largest Common Stock Holdings
May 31, 1998

Description                                                             Value
--------------------------------------------------------------------------------
Simac Techniek NV                                                   $  6,159,551
Proffitt's Inc                                                         4,160,500
Gilat Satellite Networks Ltd                                           3,921,750
Aeroflex Inc                                                           3,919,500
Trans World Entertainment                                              3,865,375
Safeguard Scientifics                                                  3,660,313
Stolt Comex Seaway SA                                                  3,333,750
Mercury General                                                        3,267,200
Alternative Resources                                                  3,260,000
Daisytek International                                                 3,248,190

Composition of holdings is subject to change.

                   ---------------------------------------

INVESCO Emerging Opportunity Funds, Inc. --
Small Company Growth Fund
Statement of Investment Securities
May 31,1998
--------------------------------------------------------------------------------
                                                Shares or
                                                Principal
Description                                     Amount                  Value
--------------------------------------------------------------------------------
COMMON STOCKS 87.21%
AEROSPACE & DEFENSE 1.39%
Aeroflex Inc*                                   348,400             $  3,919,500
                                                                    ------------
AIR FREIGHT   1.04%
Eagle USA Airfreight*                            90,000                2,930,625
                                                                    ------------
AUTO PARTS   1.80%
CSK Auto*                                        94,700                2,545,062
O'Reilly Automotive*                             78,000                2,535,000
                                                                    ------------
                                                                       5,080,062
                                                                    ------------
BIOTECHNOLOGY   0.45%
TRANSGENE SA Sponsored ADR
   Representing 1/3 Shr*                         70,000                1,260,000
                                                                    ------------
BUILDING MATERIALS   0.99%
Advanced Lighting Technologies*                 111,000                2,788,875
                                                                    ------------
COMMUNICATIONS --
  EQUIPMENT & MANUFACTURING 5.86%
Aspect Telecommunications*                       80,000                2,065,000
Davox Corp*                                      81,000                1,488,375
GeoTel Communications*                           61,800                1,680,188
Gilat Satellite Networks Ltd*                   126,000                3,921,750
Natural Microsystems*                            67,600                1,447,063
NICE-Systems Ltd Sponsored ADR
  Representing Ord Shrs*                         75,000                2,737,500
Premisys Communications*                         67,000                1,668,721
REMEC Inc*                                      104,150                1,497,156
                                                                    ------------
                                                                      16,505,753
                                                                    ------------

COMPUTER RELATED   8.10%
AXENT Technologies*                             102,000                2,511,750
Aspen Technology*                                38,000                1,692,188
BEA Systems*                                     95,000                1,905,937
CBT Group PLC Sponsored ADR
  Representing1/2Ord Shr*                        33,800                1,681,550
Datastream Systems*                             112,000                2,380,000
Evolving Systems*                                28,800                  532,800
Mobius Management Systems*                      140,000                1,977,500
Peerless Systems*                                80,000                1,450,000
Peregrine Systems*                               98,800                2,037,750
QuadraMed Corp*                                 122,000                2,935,625
Saville Systems PLC Sponsored
  ADR Representing Ord Shrs*                     45,000                1,797,188
Wind River Systems*                              57,275                1,897,234
                                                                    ------------
                                                                      22,799,522
                                                                    ------------
CONTAINERS   1.12%
Ivex Packaging*                                 136,300                3,160,456
                                                                    ------------
DISTRIBUTION   2.18%
Daisytek International*                         127,380                3,248,190
Weider Nutrition International                  185,000                2,879,063
                                                                    ------------
                                                                       6,127,253
                                                                    ------------
ELECTRICAL EQUIPMENT   1.15%
Moog Inc Class A*                                82,800                3,239,550
                                                                    ------------
ELECTRONICS   4.87%
Aehr Test Systems*                              200,000                1,212,500
Cerprobe Corp*                                  124,000                1,627,500
General Scanning*                               100,000                1,512,500
Level One Communications*                        58,000                1,547,875
SanDisk Corp*                                   102,500                1,652,813
Simac Techniek NV                                30,000                6,159,551
                                                                    ------------
                                                                      13,712,739
                                                                    ------------
ELECTRONICS --
  SEMICONDUCTOR   3.62%
Altron Inc*                                     140,000                1,548,750
Applied Micro Circuits*                          42,500                  956,250
Flextronics International Ltd*                   40,000                1,585,000
QLogic Corp*                                     40,700                1,648,350
SIPEX Corp*                                     100,000                2,175,000
Unitrode Corp*                                   66,400                  867,350
VLSI Technology*                                 92,000                1,426,000
                                                                    ------------
                                                                      10,206,700
                                                                    ------------

ENGINEERING & CONSTRUCTION   0.73%
Willbros Group*                                 124,000                2,069,250
                                                                    ------------
ENTERTAINMENT   0.63%
SFX Entertainment Class A*                       40,000                1,770,000
                                                                    ------------
EQUIPMENT --  SEMICONDUCTOR   0.63%
American Xtal Technology*                        25,000                  278,125
ARM Holdings PLC Sponsored ADR
  Representing 3 Ord Shrs*                       13,500                  479,250
Broadcom Corp Class A*                           20,000                1,022,500
                                                                    ------------
                                                                       1,779,875
                                                                    ------------
FINANCIAL   1.08%
AMRESCO Inc*                                     90,000                3,037,500
                                                                    ------------
HEALTH CARE RELATED   4.09%
AmeriPath Inc*                                  105,000                1,509,375
Capital Senior Living*                          187,800                2,429,662
HealthCare Financial Partners*                   40,000                1,965,000
Osteotech Inc*                                  158,000                2,923,000
Sunrise Assisted Living*                         89,000                2,681,125
                                                                    ------------
                                                                      11,508,162
                                                                    ------------
INSURANCE   3.55%
Annuity & Life Re Holdings Ltd*                  68,500                1,562,656
HCC Insurance Holdings                          141,200                3,018,150
Mercury General                                  51,200                3,267,200
Orion Capital                                    38,200                2,151,138
                                                                    ------------
                                                                       9,999,144
                                                                    ------------
LEISURE TIME   1.62%
Bally Total Fitness Holdings*                    55,000                1,773,750
Intrawest Corp                                  140,000                2,773,750
                                                                    ------------
                                                                       4,547,500
                                                                    ------------

LODGING  -- HOTELS   0.73%
Prime Hospitality*                              114,400                2,052,050
                                                                    ------------
OIL & GAS RELATED   6.62%
EEX Corp*                                       215,000                2,123,125
Key Energy Group*                               170,000                2,794,375
Newfield Exploration*                           138,300                3,094,463
Patterson Energy*                                96,000                1,074,000
Petsec Energy Ltd Sponsored ADR
  Representing 5 Ord Shrs*                      155,000                2,615,625
Precision Drilling*                             118,000                2,463,250
Rowan Cos*                                       45,000                1,150,313
Stolt Comex Seaway SA*                          105,000                3,333,750
                                                                    ------------
                                                                      18,648,901
                                                                    ------------
PERSONAL CARE   2.75%
Helen of Troy Ltd*                              114,000                2,180,250
Ocular Sciences*                                 96,000                2,820,000
Playtex Products*                               190,000                2,731,250
                                                                    ------------
                                                                       7,731,500
                                                                    ------------
PHOTOGRAPHY & IMAGING   0.73%
Zomax Optical Media*                            119,375                2,044,297
                                                                    ------------
POLLUTION CONTROL   1.58%
Allied Waste Industries*                         61,000                1,616,500
TETRA Technologies*                             130,000                2,835,625
                                                                    ------------
                                                                       4,452,125
                                                                    ------------
PUBLISHING   0.77%
Petersen Cos Class A*                            88,000                2,167,000
                                                                    ------------
REAL ESTATE INVESTMENT TRUST   1.91%
CRIIMI MAE                                      165,000                2,516,250
FelCor Suite Hotels                             83,000                 2,858,313
                                                                    ------------
                                                                       5,374,563
                                                                    ------------
RETAIL   7.38%
Cost Plus*                                       80,000                2,370,000
Duane Reade*                                    105,000                2,657,812
Men's Wearhouse*                                 40,000                1,705,000
PETsMART Inc*                                   256,000                2,528,000
Proffitt's Inc*                                 106,000                4,160,500

Stage Stores*                                    44,000                2,051,500
Trans World Entertainment*                      107,000                3,865,375
Wild Oats Markets*                               50,000                1,437,500
                                                                    ------------
                                                                      20,775,687
                                                                    ------------
SAVINGS & LOAN   0.87%
FirstFed Financial*                              50,000                2,453,125
                                                                    ------------
SERVICES   14.24%
ACNielsen Corp*                                  85,000                2,194,062
AHL Services*                                    44,525                1,441,497
Alternative Resources*                          160,000                3,260,000
Atlantic Data Services*                         142,500                1,870,312
Caliber Learning Network*                        50,000                  825,000
Charles River Associates*                        15,000                  380,625
Concord EFS*                                     70,500                2,247,187
Cotelligent Group*                               99,200                1,996,400
Diamond Technology Partners*                    116,600                2,710,950
Harbinger Corp*                                  75,000                1,746,094
INSpire Insurance Solutions*                     48,825                1,595,967
Integrated Electrical Services*                  82,000                1,660,500
Interim Services*                                93,200                2,708,625
Labor Ready*                                     60,700                2,052,419
NCO Group*                                       78,800                1,758,225
NCS HealthCare Class A*                          98,000                2,829,750
Profit Recovery Group International*            112,200                2,748,900
Provant Inc*                                     20,000                  397,500
Renaissance Worldwide*                          106,000                1,994,125
Safeguard Scientifics*                           85,000                3,660,313
                                                                    ------------
                                                                      40,078,451
                                                                    ------------
TELECOMMUNICATIONS --
  CELLULAR & WIRELESS   1.47%
Brightpoint Inc*                                150,000                2,371,875
Microcell Telecommunications
  Class B*                                      219,500                1,756,000
                                                                    ------------
                                                                       4,127,875
                                                                    ------------
TELECOMMUNICATIONS --
  LONG DISTANCE   1.51%
ICG Communications*                              85,000                2,571,250
IDT Corp*                                        65,000                1,694,063
                                                                    ------------
                                                                       4,265,313
                                                                    ------------

TEXTILE -- APPAREL
  MANUFACTURING   1.75%
Quiksilver Inc*                                  96,000                1,830,000
WestPoint Stevens*                               95,000                3,111,250
                                                                    ------------
                                                                       4,941,250
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $232,080,879)                                                245,554,603
                                                                    ------------
SHORT-TERM INVESTMENTS --
  REPURCHASE AGREEMENTS   12.79%
Repurchase  Agreement with State
  Street dated  5/29/1998
  due 6/1/1998 at 5.510%,
  repurchased at $36,026,535
  (Collateralized by US Treasury
  Bonds due 8/15/2019
  at 8.125%, value $36,794,897)
  (Cost $36,010,000)                      $  36,010,000           $   36,010,000
                                                                  --------------
TOTAL INVESTMENT
  SECURITIES AT VALUE   100.00%
  (Cost $268,090,879)
  (Cost for Income Tax Purposes
  $268,318,606)                                                  $   281,564,603
                                                                 ===============

*  Security is non-income producing.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.--
Small Company Growth Fund
Statement of Assets and Liabilities
May 31, 1998

ASSETS
Investment Securities at Value~
  (Cost $268,090,879)~                                           $   281,564,603
Receivables:
  Investment Securities Sold                                           1,498,610
  Fund Shares Sold                                                       297,007
  Dividends and Interest                                                  36,164
Prepaid Expenses and Other Assets                                         51,862
                                                                 ---------------
TOTAL ASSETS                                                         283,448,246
                                                                 ---------------
LIABILITIES
Payables:
  Custodian                                                                5,549
  Investment Securities Purchased                                      7,021,258
  Fund Shares Repurchased                                              3,707,800
Accrued Distribution Expenses                                             61,193
Accrued Expenses and Other Payables                                       33,755
                                                                 ---------------
TOTAL LIABILITIES                                                     10,829,555
                                                                 ---------------
Net Assets at Value                                              $   272,618,691
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                     232,548,544
Accumulated Undistributed Net Investment Loss                           (15,689)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency
   Transactions                                                       26,612,101
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                       13,473,735
                                                                 ---------------
Net Assets at Value                                              $   272,618,691
                                                                 ===============
Net Asset Value, Offering and Redemption
  Price per Share                                                      $   11.90
                                                                       =========

~ Investment securities at cost and value at May 31, 1998 include a repurchase agreement of $36,010,000.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 22,909,036 were outstanding at May 31, 1998.

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc. --
Small Company Growth Fund
Statement of Operations
Year Ended May 31, 1998

INVESTMENT INCOME
INCOME
Dividends                                                        $       664,572
Interest                                                               2,607,435
  Foreign Taxes Withheld                                                 (5,318)
                                                                 ---------------
  TOTAL INCOME                                                         3,266,689
                                                                 ---------------
EXPENSES
Investment Advisory Fees                                               2,334,680
Distribution Expenses                                                    778,948
Transfer Agent Fees                                                    1,090,224
Administrative Fees                                                       56,738
Custodian Fees and Expenses                                               63,733
Directors' Fees and Expenses                                              27,366
Professional Fees and Expenses                                            32,184
Registration Fees and Expenses                                           112,921
Reports to Shareholders                                                   83,424
Other Expenses                                                            22,724
                                                                 ---------------
  TOTAL EXPENSES                                                       4,602,942
  Fees and Expenses Paid Indirectly                                     (27,067)
                                                                 ---------------
     NET EXPENSES                                                      4,575,875
                                                                 ---------------
NET INVESTMENT LOSS                                                  (1,309,186)
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                                   74,467,963
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions                      (10,293,630)
                                                                 ---------------
NET GAIN ON INVESTMENT SECURITIES                                     64,174,333
                                                                 ---------------
Net Increase in Net Assets from Operations                       $    62,865,147
                                                                 ===============

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.--
Small Company Growth Fund
Statement of Changes in Net Assets

                                                     Year Ended May 31
                                           -------------------------------------
                                                 1998                   1997

OPERATIONS
Net Investment Loss                        $  (1,309,186)          $ (1,478,757)
Net Realized Gain on
  Investment Securities and
  Foreign Currency Transactions               74,467,963             29,515,644
Change in Net Appreciation of
  Investment Securities and
  Foreign Currency Transactions              (10,293,630)           (56,216,632)
                                             ------------           ------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS                                  62,865,147            (28,179,745)
                                             ------------           ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  NET REALIZED GAIN ON
  INVESTMENT SECURITIES
  AND FOREIGN CURRENCY
  TRANSACTIONS                               (70,523,447)           (10,787,315)
                                            ------------            ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                517,944,195            588,003,670
Reinvestment of Distributions                 68,478,048             10,519,533
                                            ------------           ------------
                                             586,422,243            598,523,203
Amounts Paid for Repurchases
  of Shares                                 (600,416,027)          (635,314,480)
NET DECREASE IN NET
  ASSETS FROM FUND
  SHARE TRANSACTIONS                         (13,993,784)           (36,791,277)
                                            ------------            ------------
Total Decrease in Net Assets                 (21,652,084)           (75,758,337)
NET ASSETS
Beginning of Period                          294,270,775            370,029,112
                                            ------------            ------------
End of Period (Including
  Accumulated Undistributed
  Net Investment Loss of
  $15,689 and $9,857,
  respectively)                           $  272,618,691         $  294,270,775
                                          ==============          =============

                       ------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                   38,262,375             46,136,498
Shares Issued from Reinvestment
  of Distributions                             6,425,767                836,877
                                            ------------           ------------
                                              44,688,142             46,973,375
Shares Repurchased                           (44,729,581)           (49,747,852)
                                          --------------           ------------
Net Decrease in Fund Shares                      (41,439)            (2,774,477)
                                           =============          =============

See Notes to Financial Statements

INVESCO Emerging  Opportunity  Funds, Inc. -- Small Company Growth Fund
Notes to Financial  Statements
NOTE 1 --  ORGANIZATION  AND SIGNIFICANT  ACCOUNTING
POLICIES. INVESCO Emerging Opportunity Funds, Inc. is incorporated in Maryland and presently consists of Small Company Growth Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     Assets  and  liabilities   initially  expressed  in  terms  of  foreign
   currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY   TRANSACTIONS   AND   RELATED   INVESTMENT   INCOME --   Security
   transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or
   economic  conditions  and/or  possible   impositions  of  adverse  foreign
   governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
     The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended May 31, 1998, the Fund reclassified $1,303,354 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
     For the year ended May 31, 1998, Fees and Expenses Paid Indirectly consisted of $26,918 and $149 included in Custodian Fees and Expenses and Transfer Agent Fees, respectively.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

    A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the year ended May 31, 1998, the Fund paid the Distributor $773,059 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES.  For the year ended
May 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $419,074,956 and $478,726,240, respectively. There were no purchases or sales of U.S. Government securities.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At May 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $37,333,852 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $24,087,855, resulting in net appreciation of $13,245,997.
NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, IDI or ITC.
  The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
   Pension expenses for the year ended May 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $5,834. Unfunded accrued pension costs of $13,659 and pension liability of $29,348 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 1998, there were no such borrowings.

INVESCO Emerging Opportunity Funds, Inc. --
Small Company Growth Fund
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)


                                                                                Year Ended May 31
                                                           ------------------------------------------------------
                                                             1998        1997        1996        1995        1994

PER SHARE DATA
Net Asset Value -- Beginning of Period                     $12.82      $14.38      $ 9.37      $11.40      $ 9.89
                                                           ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                (0.06)      (0.07)      (0.06)       0.04       (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                             2.56       (0.96)       5.25        0.46        1.53
                                                          --------- ---------------------------------------------
Total from Investment Operations                             2.50       (1.03)       5.19        0.50        1.52
                                                          -------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                         0.00        0.00        0.00        0.04        0.00
Distributions from Capital Gains                             3.42        0.53        0.18        2.49        0.01
                                                          -------------------------------------------------------
Total Distributions                                          3.42        0.53        0.18        2.53        0.01
                                                          -------------------------------------------------------
Net Asset Value -- End of Period                           $11.90      $12.82      $14.38       $9.37      $11.40
                                                          =======================================================

TOTAL RETURN                                                22.65%      (7.08%)     55.78%       4.98%      15.34%

RATIOS
Net Assets -- End of Period ($000 Omitted)               $272,619    $294,259    $370,029    $153,727    $176,510
Ratio of Expenses to Average Net Assets#                     1.48%@      1.52%@      1.48%@      1.49%       1.37%

Ratio of Net Investment Income (Loss)
  to Average Net Assets#                                    (0.42%)     (0.55%)     (0.78%)      0.41%      (0.26%)
Portfolio Turnover Rate                                       158%        216%        221%        228%        196%


# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 1.52%, respectively, and ratio of net investment income
      (loss) to average net assets would have been (0.57%) and 0.38%, respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of INVESCO Emerging Opportunity Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Fund (the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc., hereafter referred to as the "Fund") at May 31, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibiity of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
----------------------------
Price Waterhouse LLP

Denver, Colorado
June 30, 1998

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.